EXHIBIT 99.1

Dated as of June 1, 2016

Jishanye, Inc.

7F, No. 247, Misheng 1st Road, Xinxing District

Kaosiung City 800

Taiwan, Republic of China

Re: Note Purchase Agreement

Ladies and Gentlemen:

The undersigned (the "Purchaser") hereby agrees to purchase the 8% convertible note due May 31, 2017 (the "Note") of Jishanye, Inc., a Nevada corporation (the "Company"), as are set forth on the signature page of this Agreement, at a purchase price per share (the "Purchase Price") equal to the principal amount of the Note being purchased. The Note shall be in substantially the form of Exhibit A to this Agreement. The Purchase Price (the "Purchase Price") for the Note is set forth on the signature page of this Agreement. The Note is being issued as part of a financing (the "Financing") pursuant to which the Company is selling Notes the maximum principal amount of $1,000,000, with no minimum amount required. The principal amount of the Note is convertible into of shares of the Company's common stock, par value $0.0001 per share ("Common Stock") at a conversion price (the "Conversion Price") of $3.33 per share. The shares of Common Stock issuable upon conversion of the Notes are referred to as the Conversion Shares. The Conversion Price reflects a one-for-three reverse split of the Common Stock pursuant to the Company's amended and restated certificate of incorporation which has been approved by the directors and stockholders of the Company, but which may not have become effective as of the date of this Agreement.

1.

The Purchaser shall pay the Purchase Price contemporaneously with the execution of this Agreement by wire transfer of the Purchase Price to the Company in accordance with wire transfer instructions set forth in Appendix I to this Agreement. The Company will issue the Note to the Purchase as promptly as possible after receipt of the Purchase Price by the Company.

2.

The Company represents and warrants to the Purchaser that the issuance of the Notes and the issuance of the Conversion Shares upon conversion of the Notes have been authorized and, when issued pursuant to this Agreement upon payment of the Purchase Price, the Notes will constitute the valid, binding and enforceable obligations of the Company and, when issued upon conversion of the Notes in the manner provided in the Notes, the Conversion Shares will be validly issued, fully paid and non-assessable.

3.	The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)

The Purchaser understands that the offer and sale of the Notes is being made only by means of this Agreement. The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed with the Securities and Exchange Commission (the "Commission"). The Purchaser is aware that the purchase of the Notes involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will ever be profitable, that the Company is likely to need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business and its ability to pay the Notes on maturity. Furthermore, in subscribing for the Notes, the Purchaser acknowledges that he is aware that the Company is operating at a loss and requires the proceeds from the sale of the Notes to enable it to continue its operations and the Purchaser is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in purchasing the Notes.

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(b)

The Purchaser further represents that he has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Notes. The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Purchaser has engaged his own counsel, accountants and investment advisors to the extent that he deems it necessary.

(c)	In connection with his purchase of the Notes, the Purchaser understands that:

(i)

There is no active trading market in the Common Stock, and the Company cannot give any assurance that there will ever be an active trading market in the Common Stock, with the result that, if the Purchaser exercises his conversion rights pursuant to the Notes, the Purchaser may have difficulty in selling the Conversion Shares.

(ii)

Because there is no active market for the Common Stock, the Conversion Price was determined by the Company without regard to any market price for the Common Stock or any market data. The Company cannot give any assurance as to any future market price for the Common Stock and as to whether the Purchaser will ever be able to sell his Conversion Shares at a price which is not less than the Conversion Price, if at all.

(iii)	The Purchaser has no registration rights with respect to the Conversion Shares, which means that the Company has no obligation to take any steps to enable the Purchase to sell any Conversion Shares.

(iv)

The Company has been operating at a loss, and its business is subject to numerous risks and uncertainties, including those as described in "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2015 and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended March 31, 2016.

(v)	If the Company does not operate profitably or obtain funding from other sources, the Company may be unable to pay all of the Notes in full.

(vi)

There is no minimum principal amount of Notes which the Company is selling, and it is possible that no Notes will be sold in the Financing other than Notes that have been previously sold by the Company, if any, and the Notes being purchased by the Purchaser. If the Company does not raise the full $1,000,000 it may require additional funds from other sources, and there is no assurance that such additional funds will be available on reasonable terms, if any.

(vii)

Any dispute concerning this Agreement and the enforcement of any rights which the Purchaser may have against the Company are subject to the exclusive jurisdiction of the courts of the State of Delaware, which is the state in which the Company is incorporated. It may be difficult and expensive for the Purchaser to bring an action against the Company if the Purchaser has a claim against the Company. Further, this Agreement provides that the Company and the Purchaser waive their right to a jury trial to the extent permitted by law.

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(viii)	The Company has recommended to the Purchaser that the Purchaser review this Agreement with his attorneys, accountants and investment advisors in connection with his decision to purchase the Notes.

(d)

The Purchaser is acquiring the Notes pursuant to this Agreement, and upon conversion of the Notes, will acquire the Conversion Shares, for investment and not with a view to the sale or distribution thereof, for the Purchaser's own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Notes or the Conversion Shares; is aware that the Notes are, and the Conversion Shares will be, restricted securities within the meaning of Rule 144 of the Commission under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Notes shall bear the Company's standard investment legend. The Purchaser understands the meaning of these restrictions.

(e)

The Purchaser will not transfer any Notes or Conversion Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(f)

The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser's purchase of the Notes pursuant to this Agreement. The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser's warranty contained in this Paragraph 3(f).

(g)

The Purchaser is a citizen and resident of the country set forth on the signature page of this Agreement and is not a U.S. Person, as defined in Rule 902(k) of the Commission pursuant to the Securities Act. The Purchaser understands that the Company will rely on this representation in its filings under federal securities laws. The definition of a U.S. Person is set forth on Exhibit B to this Agreement.

(h)

The Purchaser is not acquiring the Notes as a result of, and will not himself engage in, any "directed selling efforts" (as defined in Rule 902(c) of the Commission under the Securities Act) in the United States in respect of the Notes which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Notes or the Conversion Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Notes or the Conversion Shares under an exemption from the registration requirements of the Securities Act. The definition of directed selling efforts is set forth on Exhibit B to this Agreement.

(i)

The Purchaser acknowledges and agrees that none of the Notes or Conversion Shares may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S of the Commission under the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(j)

The Purchaser acknowledges and agrees that the Company will refuse to register any transfer of the Notes or Conversion Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state securities laws.

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(k)

The Purchaser is acquiring the Notes and, upon conversion of the Notes, the Conversion Shares, for investment only and not with a view to resale or distribution and, in particular, the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons. The Purchaser is acquiring the Notes and will acquire the Conversion Shares as principal for his own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Notes.

(l)	No person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase any of the Notes or Conversion Shares;

(ii)	that any person will refund the Purchase Price of any of the Notes; or

(iii)	as to the future price or value of any of the Notes or Conversion Shares.

(m)

The funds used to pay the Purchase Price were not and are not directly or indirectly derived from activities that contravene (i) United States federal, state, or international laws and regulations, including anti-money laundering laws and regulations or (ii) anti-money laundering and similar laws and regulations of the Republic of China or (iii) if the Purchaser is a citizen or resident of a country other than the United States or the Republic of China, the anti-money laundering and similar laws of such country. United States federal regulations and Executive Orders administered by Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(n)

To the best of the Purchaser's knowledge, none of: (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with the purchase of the Notes:

(i)

is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations; or

(ii)	is a senior foreign political figure[1], or any immediate family[2] member or close associate[3] of a senior foreign political figure, as such terms are defined in the footnotes below.

[1] A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2] The "immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

[3] A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(o)	The Purchaser is not affiliated with a non-U.S. banking corporation.

(p)	Purchaser's address set forth on the signature page is the Purchaser's true and correct address.

(q)

The Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties and agreements of the Purchaser set forth herein and the Purchaser acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

4.	(a)

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)

All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the Purchaser at his address set forth on the signature page of this Agreement and to the Company at the address set forth at the beginning of this Agreement to the attention of the person who executed this Agreement on behalf of the Company. Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent.

(c)

This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New Castle in the State of Delaware, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

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(d)	THE COMPANY AND THE PURCHASER WAIVE THE RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

(e)	This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f)	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g)

If less than a complete copy of this Agreement is delivered to the Company, the Company and its advisors (including legal counsel) are entitled to assume that the Purchaser accepts and agrees, and the Purchaser shall be deemed to have accepted and agreed, to all of the terms and conditions of the pages not delivered unaltered.

(h)	Words importing the singular number only shall include the plural and vice versa, words importing the masculine, feminine or neuter gender shall include the other genders.

(i)

The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection with this Agreement and the purchase or conversion of the Notes shall survive the issuance of the Notes and the conversion of the Notes.

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Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Principal Amount of Notes Subscribed for: ____________________ Total Purchase Price: _________________	Very truly yours, ___________________________ [Name of Purchaser] By: ________________________ Name: Title:

Address: _________________________________

Telecopier Number: _________________________________

e-mail: ______________________________

Official ID No.: _________________________________

[Please attach a copy of the official ID with picture]

Accepted this____ day of ___ ,  2016

JISHANYE, INC.

By:_____________________________

Mei-Chun Lin

Chief Financial Officer

Email: elena.lin1117@gmail.com

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Appendix I

Wire Transfer Instructions

[information provided to purchasers]

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Exhibit A

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SAID ACT AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUING COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

US$	Kaosiung City, Republic of China June 1, 2016

JISHANYE, INC.

8% CONVERTIBLE NOTE DUE MAY 31, 2017

FOR VALUE RECEIVED, Jishanye, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of  _____________ or registered assigns (the "Holder"), the principal amount of   _________ United States dollars ($ _____  ), together with interest as hereinafter provided, on May 31, 2017 (the "Maturity Date"). This Note is issued pursuant to that certain subscription agreement (the "Agreement"), dated as of June 1, 2016, by and between the Company and the Holder. This Note is one of the Notes issued as part of a financing pursuant to which the Company may issue this Note and other Notes of like tenor in the maximum principal amount of $1,000,000. Interest on the outstanding principal balance shall be payable quarterly on the last day of August, November, February and May, commencing on August 31, 2016, or earlier in the event of conversion or prepayment of this Note as hereinafter provided, at the rate of eight percent (8%) per annum from the date of issuance of this Note. Interest shall be computed on the basis of a 365-day year, using the number of days actually elapsed. The principal amount of this Note is convertible into the Company's common stock, par value $0.0001 per share ("Common Stock") as hereinafter provided. All terms that are defined in the Agreement and used in this Note shall have the same meaning in this Note as in the Agreement.

Article 1.

Events of Default; Acceleration

(a)

Events of Default Defined. The entire unpaid principal amount of this Note, together with interest thereon shall, on written notice to the Company given by the Holder, forthwith become and be due and payable if any one or more the following events ("Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing. An Event of Default shall occur:

A-1

(i)	if failure shall be made in the payment of interest on the Note when and as the same shall become due and such failure shall continue for a period of five days after such payment is due; or

(ii)	if failure shall be made in the payment of principal on the Note when and as the same shall become due, whether on the Maturity Date or upon acceleration; or

(iii)

if the Company or any present or future Significant Subsidiary (which term shall mean any subsidiary of the Company which would be considered a significant subsidiary, as defined in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission) shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or an answer seeking reorganization in a proceeding under any bankruptcy or similar law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company or any Significant Subsidiary, in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, or shall, in a petition in bankruptcy filed against it or them be adjudicated a bankrupt, or the Company or any Significant Subsidiary or their directors or a majority of its stockholders shall vote to dissolve or liquidate the Company or any Significant Subsidiary other than a liquidation involving a transfer of assets from a Subsidiary to the Company or another Subsidiary; or

(iv)

if an involuntary petition shall be filed against the Company or any Significant Subsidiary seeking relief against the Company or any Significant Subsidiary under any now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, and such petition shall not be stayed, vacated or set aside within ninety (90) days from the filing thereof; or

(v)

if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without consent of the Company or any Significant Subsidiary, a receiver, trustee or liquidator of the Company or any Significant Subsidiary, or of all or any substantial part of the property of the Company or any Significant Subsidiary, or approving a petition filed against the Company or any Significant Subsidiary seeking a reorganization or arrangement of the Company or any Significant Subsidiary under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof or the Republic of China, or any substantial part of the property of the Company or any Significant Subsidiary shall be sequestered; and such order, judgment or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

(b)

Rights of Note Holder. Nothing in this Note shall be construed to modify, amend or limit in any way the right of the Holder to bring an action against the Company for payment of principal and interest on this Note when such payment is due.

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Article 2.

Conversion

(a)

Conversion. The principal of this Note shall be convertible in whole at any time or in part from time to time prior to 5:00 P.M. local time in the Republic of China on the Maturity Date into such number of shares of Common Stock as is determined by dividing the principal of this Note which is being converted by the Conversion Price, as hereinafter defined. The Holder shall effect conversion by providing the Company with the form of conversion notice attached hereto as Annex I (a "Notice of Conversion") duly executed by the Holder. Each Notice of Conversion shall specify the principal amount of this Note to be converted, the principal amount of this Note outstanding prior to the conversion at issue, the principal amount of this Note owned subsequent to the conversion at issue, and shall be accompanied by this Note. Any conversion of this Note shall reduce the principal amount by the amount of principal of this Note which is being converted, and, if less than the outstanding principal amount of this Note is converted, the Company shall issue a new Note for the remaining principal balance of this Note.

(b)	Definitions. As used in this Note, the following terms shall have the following meanings.

(i)	The "Conversion Date" shall mean the date on which the Company received the Notice of Conversion and all other documents necessary to effect conversion of this Note, including this Note.

(ii)

The "Conversion Price" shall be $3.33 per share, and shall be subject to adjustment as hereinafter provided in this Article 2, which conversion price reflects a one-for-three reverse split which has been approved by the directors and stockholders on May 20, 2016 (regardless of whether the Company's amended and restated certificate of incorporation which effects the reverse split has been filed with the Secretary of State of the State of Delaware). All references to Conversion Price shall refer to the Conversion Price in effect on the date that the determination of the Conversion Price is being made.

(iii)

"Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share, or such other class or classes of securities as are issued in respect of the Common Stock in a transaction or event described in Section 2(d).

(iv)	"Conversion Shares" shall mean the shares of Common Stock or other securities issuable upon conversion of this Note.

(c)	Mechanics of Conversion. The following provision shall relate to the delivery of the Conversion Shares.

(i)

Delivery of Conversion Shares and Payment of Accrued Interest upon Conversion. Not later than five days after each Conversion Date, the Company shall (A) instruct its transfer agent to issue the Conversion Shares to the Holder, (B) mail to the Holder payment of interest on the principal amount of the Note being converted through the Conversion Date, and (C) if less than the entire principal amount of this Note is being converted, deliver a new Note, to be dated as of the date of this Note, for the remaining principal amount of this Note. The certificates for the Conversion Shares shall bear the Company's standard investment legend.

(ii)

Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, non-assessable.

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(iii)

Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock. All fractional shares shall be rounded up to the next higher whole number of shares.

(iv)

Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance of such shares upon transfer shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(d)

Adjustments for Stock Dividends, Splits and Other Capital Transactions. If the Company, at any time from and after the date of this Note and as long as this Note is outstanding: (i) shall pay a stock dividend, effect a stock split or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of any class of capital stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares (other than the reverse split described in Section 2(b)(i) of this Note), or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be adjusted to a new Conversion Price determined by multiplying the Conversion Price then in effect by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding, in each case, treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 3(d) shall become effective on the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

(e)	Calculations. All calculations under this Article 2 shall be made to the nearest tenth of a cent.

(f)	Notice to Holders.

(i)

Notice of Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to this Article 2, the Company shall promptly mail to each Holder a notice setting forth the adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)

Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon its books and records, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or other transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

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Article 3.

Miscellaneous

(a)

Transferability. This Note shall not be transferred except in a transaction exempt from registration pursuant to the 1933 Act and applicable state securities law. The Company shall treat as the owner of this Note the person shown as the owner on its books and records.

(b)

Right of Prepayment. The Company shall have the right, in its sole discretion, to prepay this Note in whole at any time and in part from time to time on not less than 20 days' written notice to the Holder; provided, however, that any prepayment made by the Company shall be made in like manner to all of the Holders of the Notes.

(c)

Usury Saving Provision. All payment obligations arising under this Note are subject to the express condition that at no time shall the Company be obligated or required to pay interest at a rate which could subject the holder of this Note to either civil or criminal liability as a result of being in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

(d)

Notices. All notices provided for in this Note shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the Holder at his address set forth on the records of the Company and to the Company at 7F, No. 247, Misheng 1st Road, Xinxing District, Kaosiung City 800, Taiwan, Republic of China to the attention of Mei-Chun Lin, chief financial officer, or to such other address and to the attention of such other person as the Company may advise the Holder.

(e)

Governing Law. This Note shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Note may be brought in the federal or state courts located in the County of New Castle in the State of Delaware, (ii) the Company, by issuing this Note, and the Holder, by accepting this Note, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 3(d) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

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(f)	WAIVER OF TRIAL BY JURY. IN ANY LEGAL PROCEEDING TO ENFORCE PAYMENT OF THIS NOTE, THE COMPANY WAIVES TRIAL BY JURY TO THE MAXIMUM EXTENT PERMITTED BY LAW.

(g)

Expenses. In the event that the Holder commences a legal proceeding in order to enforce its rights under this Note, if the Holder prevails in the action, the Company shall pay the reasonable legal fees and expenses incurred by the Holder with respect thereto.

IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first aforesaid.

JISHANYE, INC.

By	/s/
Mei-Chun Lin
Chief Financial Officer

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Annex I

NOTICE OF CONVERSION

[To be Signed Only upon Conversion of Part or All of the Principal Amount of the Note]

JISHANYE, INC.

The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of Jishanye, Inc. to the extent of the unpaid principal amount of and interest due on such Note as set forth below, and requests that the certificates for such shares be issued in the name of ____________ , and delivered to___________, whose address is _______________ and whose social security number or taxpayer identification number is _____________.

Principal amount outstanding prior to conversion: _____________________

Principal amount being converted: _________________________________

Principal amount remaining after conversion: _________________________

Dated:

(Name of Holder)

(Signature)

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Note.)

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Exhibit B

Certain Definitions

U.S. Person

(1)	"U.S. person" means

(i)	Any natural person resident in the United States;

(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	Any estate of which any executor or administrator is a U.S.person;

(iv)	Any trust of which any trustee is a U.S. person;

(v)	Any agency or branch of a foreign entity located in the United States;

(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S person;

(vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)	Any partnership or corporation if:

(A)	Organized or incorporated under the laws of any foreign jurisdiction; and

(B)

Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Commission under the Securities Act) who are not natural persons, estates or trusts.

Directed Selling Efforts

(1)

"Directed selling efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on this Regulation S. Such activity includes placing an advertisement in a publication "with a general circulation in the United States" that refers to the offering of securities being made in reliance upon this Regulation S.

(2)	Publication "with a general circulation in the United States":

(i)

Is defined as any publication that is printed primarily for distribution in the United States, or has had, during the preceding twelve months, an average circulation in the United States of 15,000 or more copies per issue; and

(ii)

Will encompass only the U.S. edition of any publication printing a separate U.S. edition if the publication, without considering its U.S. edition, would not constitute a publication with a general circulation in the United States.

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(3)	The following are not "directed selling efforts":

(i)

Placing an advertisement required to be published under U.S. or foreign law, or under rules or regulations of a U.S. or foreign regulatory or self-regulatory authority, provided the advertisement contains no more information than legally required and includes a statement to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in § 230.903) absent registration or an applicable exemption from the registration requirements;

(ii)

Contact with persons excluded from the definition of "U.S. person" pursuant to paragraph (k)(2)(vi) of this section or persons holding accounts excluded from the definition of "U.S. person" pursuant to paragraph (k)(2)(i) of this section, solely in their capacities as holders of such accounts;

(iii)	A tombstone advertisement in any publication with a general circulation in the United States, provided:

(A)	The publication has less than 20% of its circulation, calculated by aggregating the circulation of its U.S. and comparable non-U.S. editions, in the United States;

(B)

Such advertisement contains a legend to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 absent registration or an applicable exemption from the registration requirements; and

(C)

Such advertisement contains no more information than The issuer's name; the amount and title of the securities being sold; a brief indication of the issuer's general type of business; the price of the securities;

the yield of the securities, if debt securities with a fixed (non-contingent) interest provision; the name and address of the person placing the advertisement, and whether such person is participating in the distribution; the names of the managing underwriters; the dates, if any, upon which the sales commenced and concluded; whether the securities are offered or were offered by rights issued to security holders and, if so, the class of securities that are entitled or were entitled to subscribe, the subscription ratio, the record date, the dates (if any) upon which the rights were issued and expired, and the subscription price; and any legend required by law or any foreign or U.S. regulatory or self-regulatory authority.

(iv)

Bona fide visits to real estate, plants or other facilities located in the United States and tours thereof conducted for a prospective investor by an issuer, a distributor, any of their respective affiliates or a person acting on behalf of any of the foregoing;

(v)

Distribution in the United States of a foreign broker-dealer's quotations by a third-party system that distributes such quotations primarily in foreign countries if securities transactions cannot be executed between foreign broker-dealers and persons in the United States through the system; and the issuer, distributors, their respective affiliates, persons acting on behalf of any of the foregoing, foreign broker-dealers and other participants in the system do not initiate contacts with U.S. persons or persons within the United States, beyond those contacts exempted under Rule 15a-6 under the Securities Exchange Act of 1934;

(vi)	Publication by an issuer of a notice in accordance with Rule 135 or Rule 135c;

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(vii)

Providing any journalist with access to press conferences held outside of the United States, to meetings with the issuer or selling security holder representatives conducted outside the United States, or to written press-related materials released outside the United States, at or in which a present or proposed offering of securities is discussed, if the requirements of § 230.135e are satisfied; and

(viii)	Publication or distribution of a research report by a broker or dealer in accordance with Rule 138(c) or Rule 139(b).

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